UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 2, 2007
AMBIENT CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	0-23723	98-0166007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
79 Chapel St. - Newton, MA 02458
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  (617) 332-0004

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 2, 2007, John Joyce, the President and Chief Executive Officer of Ambient Corporation (the "Company") issued a letter to the Company's shareholders on the Company's website (www.ambientcorp.com). The letter addresses several of the Company's recent developments and prospects.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

None.

(b) Pro Forma Financial Information

None.

Exhibits
EX-99.1	Letter to Shareholders dated January 2, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBIENT CORPORATION
Date: January 3, 2007	By:	/s/ John J. Joyce
John J. Joyce President, Chief Executive Officer, Director